Exhibit 99.1

Guidewire Software Announces Third Quarter Fiscal Year 2021 Financial Results

SAN MATEO, Calif., June 2, 2021 - Guidewire Software, Inc. (NYSE: GWRE), the platform Property and Casualty (“P&C”) insurers trust to engage, innovate, and grow efficiently, today announced its financial results for the fiscal quarter ended April 30, 2021.

“Third quarter ARR, total revenue, and profitability came in above expectations and we delivered eight cloud wins," said Mike Rosenbaum, chief executive officer, Guidewire Software. "I am particularly excited about our momentum on the Guidewire Cloud Platform with the recent Cortina release, which further empowers our cloud customers to engage, innovate, and grow efficiently."

Third Quarter Fiscal Year 2021 Financial Highlights

Revenue
•Total revenue for the third quarter of fiscal year 2021 was $164.0 million, a decrease of 2% from the same quarter in fiscal year 2020. Subscription and support revenue was $64.8 million, an increase of 28%; license revenue was $50.9 million, a decrease of 19%; and services revenue was $48.2 million, a decrease of 11%.
•Annual recurring revenue, or ARR, was $538 million as of April 30, 2021, compared to $514 million as of July 31, 2020. ARR results for interim quarterly periods in fiscal year 2021 are based on currency exchange rates at the end of fiscal year 2020, held constant throughout the year.

Profitability
•GAAP loss from operations was $46.8 million for the third quarter of fiscal year 2021, compared with $25.6 million for the comparable period in fiscal year 2020.
•Non-GAAP loss from operations was $16.3 million for the third quarter of fiscal year 2021, compared with income of $5.8 million for the comparable period in fiscal year 2020.
•GAAP net loss was $36.6 million for the third quarter of fiscal year 2021, compared with $31.0 million for the comparable period in fiscal year 2020. GAAP net loss per share was $0.44, based on diluted weighted average shares outstanding of 83.6 million, compared with $0.37 for the comparable period in fiscal year 2020, based on diluted weighted average shares outstanding of 83.0 million.
•Non-GAAP net loss was $13.2 million for the third quarter of fiscal year 2021, compared with net income of $7.7 million for the comparable period in fiscal year 2020. Non-GAAP net loss per share was $0.16, based on diluted weighted average shares outstanding of 83.6 million, compared with net income per share of $0.09 for the comparable period in fiscal year 2020, based on diluted weighted average shares outstanding of 83.5 million.

Liquidity
•The Company had $1.3 billion in cash, cash equivalents, and investments at April 30, 2021. The Company generated $3.2 million in cash from operations and had negative free cash flow of $16.8 million during the nine months ended April 30, 2021.
•During the third quarter of fiscal year 2021, the Company used $79.9 million to repurchase 0.8 million shares of its common stock. The Company has used $123.8 million to repurchase 1.1 million shares of its common stock since July 31, 2020.

Business Outlook
Guidewire is issuing the following outlook for the fourth quarter of fiscal year 2021 based on current expectations:
•ARR between $562 million and $569 million
•Total revenue between $218 million and $224 million
•Operating income (loss) between $(11) million and $(5) million
•Non-GAAP operating income (loss) between $20 million and $26 million
Guidewire is issuing the following updated outlook for fiscal year 2021 based on current expectations:
•ARR between $562 million and $569 million
•Total revenue between $732 million and $738 million
•Operating income (loss) between $(117) million and $(111) million
•Non-GAAP operating income (loss) between $14 million and $20 million
•Operating cash flow between $60 million and $70 million

Conference Call Information
What:        Guidewire Software Third Quarter Fiscal Year 2021 Financial Results Conference Call
When:        Wednesday, June 2, 2021
Time:        2:00 p.m. PT (5:00 p.m. ET)
Live Call:    (877) 705-6003, Domestic
(201) 493-6725, International
Replay:        (844) 512-2921, Passcode 13719856, Domestic
(412) 317-6671, Passcode 13719856, International
Webcast:    http://ir.guidewire.com/ (live and replay)

The webcast will be archived on Guidewire’s website (www.guidewire.com) for a period of three months.

Non-GAAP Financial Measures and Other Metrics
This press release contains the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss), non-GAAP income tax provision (benefit), non-GAAP net income (loss) per share, and free cash flow. Non-GAAP gross profit and non-GAAP income (loss) from operations exclude stock-based compensation, amortization of intangibles, and COVID-19 Canada Emergency Wage Subsidy benefits. Non-GAAP net income (loss), non-GAAP income tax provision (benefit), and non-GAAP net income (loss) per share also exclude the amortization of debt discount and issuance costs from our convertible notes, changes in fair value of our strategic investments, and the related tax effects of the non-GAAP adjustments. Free cash flow consists of net cash flow provided by (used in) operating activities less cash used for purchases of property and equipment and capitalized software development costs. These Non-GAAP measures enable us to analyze our financial performance without the effects of certain non-cash items such as depreciation, amortization, stock-based compensation, and changes in fair value of strategic investments.
Annual recurring revenue ("ARR") is used to identify the annualized recurring value of active customer contracts at the end of a reporting period. ARR includes the annualized recurring value of term licenses, subscription agreements, support contracts, and hosting agreements based on customer contracts, which may not be the same as the timing and amount of revenue recognized. All components of the licensing and other arrangements that are not expected to recur (primarily perpetual licenses and services) are excluded.
Guidewire believes that these non-GAAP financial measures and other metrics provide useful information to management and investors regarding certain financial and business trends relating to Guidewire’s financial condition and results of operations. The Company’s management uses these non-GAAP measures and other metrics to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation, and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures and other metrics provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures and other metrics to investors.

Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including the financial tables at the end of this press release, and not to rely on any single financial measure to evaluate the Company’s business.

About Guidewire Software
Guidewire is the platform P&C insurers trust to engage, innovate, and grow efficiently. We combine digital, core, analytics, and AI to deliver our platform as a cloud service. More than 400 insurers, from new ventures to the largest and most complex in the world, run on Guidewire.

As a partner to our customers, we continually evolve to enable their success. We are proud of our unparalleled implementation track record, with 1,000+ successful projects, supported by the largest R&D team and partner ecosystem in the industry. Our marketplace provides hundreds of applications that accelerate integration, localization, and innovation.

For more information, please visit www.guidewire.com and follow us on twitter: @Guidewire_PandC.

NOTE: For information about Guidewire’s trademarks, visit https://www.guidewire.com/legal-notices.

Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook and our future business momentum related to Guidewire Cloud Platform. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire’s control. Guidewire’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire’s most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: quarterly and annual operating results may fluctuate more than expected; the impact of the COVID-19 pandemic on our employees and our business and the businesses of our customers, system integrator ("SI") partners, and vendors; seasonal and other variations related to our customer agreements and related revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenue; our ability to successfully manage any changes to our business model, including the transition of our products to cloud offerings and the costs related to cloud operations; our products or cloud-based services may experience data security breaches; we face intense competition in our market; our services revenue produces lower gross margins than our license, subscription and support revenue; our product development and sales cycles are lengthy and may be affected by factors outside of our control; changes in accounting guidance, such as revenue recognition, which have and may cause us to experience greater volatility in our quarterly and annual results; assertions by third parties that we violate their intellectual property rights could substantially harm our business; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; general political or destabilizing events, including war, conflict or acts of terrorism; our ability to sell our products is highly dependent on the quality of our professional services and SI partners; the risk of losing key employees; the challenges of international operations, including changes in foreign exchange rates; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire’s views as of any date subsequent to the date of this press release.

Investor Contact:
Alex Hughes
Guidewire Software, Inc.
(650) 356-4921
ir@guidewire.com

Media Contact:
Diana Stott
Guidewire Software, Inc.
(650) 356-4941
dstott@guidewire.com

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	April 30, 2021	July 31, 2020
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$284,448	$366,969
Short-term investments	803,885	766,527
Accounts receivable, net	71,785	114,242
Unbilled accounts receivable, net	98,800	49,491
Prepaid expenses and other current assets	49,028	45,989
Total current assets	1,307,946	1,343,218
Long-term investments	200,493	300,771
Unbilled accounts receivable, net	33,315	34,737
Property and equipment, net	76,681	65,235
Operating lease assets	100,813	103,797
Intangible assets, net	23,141	39,708
Goodwill	340,877	340,877
Deferred tax assets, net	132,901	101,565
Other assets	33,814	34,944
TOTAL ASSETS	$2,249,981	$2,364,852
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$25,162	$22,634
Accrued employee compensation	77,184	58,547
Deferred revenue, net	85,796	118,311
Other current liabilities	26,155	25,706
Total current liabilities	214,297	225,198
Lease liabilities	118,870	119,408
Convertible senior notes, net	340,351	330,208
Deferred revenue, net	9,119	14,685
Other liabilities	10,860	18,585
Total liabilities	693,497	708,084
STOCKHOLDERS’ EQUITY:
Common stock	8	8
Additional paid-in capital	1,588,143	1,499,050
Accumulated other comprehensive income (loss)	(5,341)	(5,246)
Retained earnings (accumulated deficit)	(26,326)	162,956
Total stockholders’ equity	1,556,484	1,656,768
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,249,981	$2,364,852

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands except share and per share data)

	Three Months Ended April 30,		Nine Months Ended April 30,
	2021	2020	2021	2020
Revenue:
Subscription and support	$64,836	$50,772	$182,365	$149,353
License	50,937	63,104	194,132	193,987
Services	48,195	54,289	137,335	155,293
Total revenue	163,968	168,165	513,832	498,633
Cost of revenue(1):
Subscription and support	41,284	30,522	118,448	83,667
License	1,991	2,566	7,762	8,027
Services	48,790	52,664	148,724	158,510
Total cost of revenue	92,065	85,752	274,934	250,204
Gross profit:
Subscription and support	23,552	20,250	63,917	65,686
License	48,946	60,538	186,370	185,960
Services	(595)	1,625	(11,389)	(3,217)
Total gross profit	71,903	82,413	238,898	248,429
Operating expenses(1):
Research and development	54,155	51,893	159,964	148,343
Sales and marketing	40,879	35,235	116,739	105,590
General and administrative	23,695	20,885	67,695	62,723
Total operating expenses	118,729	108,013	344,398	316,656
Income (loss) from operations	(46,826)	(25,600)	(105,500)	(68,227)
Interest income	1,559	6,072	6,363	20,666
Interest expense	(4,698)	(4,505)	(13,969)	(13,396)
Other income (expense), net	5,259	(12,356)	14,632	(12,789)
Income (loss) before provision for (benefit from) income taxes	(44,706)	(36,389)	(98,474)	(73,746)
Provision for (benefit from) income taxes	(8,073)	(5,351)	(32,999)	(7,773)
Net income (loss)	$(36,633)	$(31,038)	$(65,475)	$(65,973)
Net income (loss) per share:
Basic	$(0.44)	$(0.37)	$(0.78)	$(0.80)
Diluted	$(0.44)	$(0.37)	$(0.78)	$(0.80)
Shares used in computing net income (loss) per share:
Basic	83,600,327	83,024,291	83,693,045	82,701,267
Diluted	83,600,327	83,024,291	83,693,045	82,701,267

(1)Amounts include stock-based compensation expense as follows:

	Three Months Ended April 30,		Nine Months Ended April 30,
	2021	2020	2021	2020
	(unaudited, in thousands)
Stock-based compensation expense:
Cost of subscription and support revenue	$2,780	$1,986	$8,336	$5,505
Cost of license revenue	183	177	579	545
Cost of services revenue	5,395	4,862	16,516	15,663
Research and development	6,930	6,500	21,781	19,349
Sales and marketing	6,587	4,990	19,370	16,143
General and administrative	6,348	6,266	19,621	18,870
Total stock-based compensation expense	$28,223	$24,781	$86,203	$76,075

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended April 30,		Nine Months Ended April 30,
	2021	2020	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(36,633)	$(31,038)	$(65,475)	$(65,973)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	8,057	10,611	29,028	32,255
Amortization of debt discount and issuance costs	3,428	3,244	10,143	9,598
Amortization of contract costs	3,143	2,195	8,498	5,610
Stock-based compensation	28,223	24,781	86,203	76,075
Changes to allowance for credit losses and revenue reserves	(108)	(688)	10	190
Deferred income tax	(10,000)	(6,685)	(30,294)	(11,046)
Amortization of premium (accretion of discount) on available-for-sale securities, net	1,794	(354)	4,922	(2,366)
Changes in fair value of strategic investments	—	10,672	—	10,672
Other non-cash items affecting net income (loss)	(55)	129	745	701
Changes in operating assets and liabilities:
Accounts receivable	21,007	21,921	43,375	58,180
Unbilled accounts receivable	(15,829)	(27,722)	(47,887)	(44,740)
Prepaid expenses and other assets	(1,146)	(3,205)	(4,587)	(10,147)
Operating lease assets	2,893	2,618	2,984	7,111
Accounts payable	4,194	(1,648)	(118)	(5,680)
Accrued employee compensation	12,607	3,508	16,451	(25,286)
Deferred revenue	(13,670)	(2,152)	(38,081)	(25,735)
Lease liabilities	(2,641)	(2,875)	28	(2,634)
Other liabilities	347	1,259	(12,712)	(878)
Net cash provided by (used in) operating activities	5,611	4,571	3,233	5,907
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(234,621)	(247,909)	(758,222)	(849,312)
Sales of available-for-sale securities	41,778	25,476	127,331	93,418
Maturities of available-for-sale securities	229,361	302,734	685,559	811,541
Purchases of property and equipment	(6,895)	(7,712)	(12,412)	(18,966)
Capitalized software development costs	(2,735)	(1,063)	(7,619)	(3,273)
Acquisition of strategic investments	—	—	(2,000)	—
Net cash provided by (used in) investing activities	26,888	71,526	32,637	33,408
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock upon exercise of stock options	102	1,838	1,922	3,077
Repurchase and retirement of common stock	(79,898)	—	(122,577)	—
Net cash provided by (used in) financing activities	(79,796)	1,838	(120,655)	3,077
Effect of foreign exchange rate changes on cash and cash equivalents	358	(2,583)	2,264	(2,678)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(46,939)	75,352	(82,521)	39,714
CASH AND CASH EQUIVALENTS—Beginning of period	331,387	218,463	366,969	254,101
CASH AND CASH EQUIVALENTS—End of period	$284,448	$293,815	$284,448	$293,815

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited, in thousands)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP financial measures for the periods indicated below:
	Three Months Ended April 30,		Nine Months Ended April 30,
	2021	2020	2021	2020
Gross profit reconciliation:
GAAP gross profit	$71,903	$82,413	$238,898	$248,429
Non-GAAP adjustments:
Stock-based compensation	8,358	7,025	25,431	21,713
Amortization of intangibles	2,303	4,805	11,355	14,695
COVID-19 Canada Emergency Wage Subsidy benefit (1)	(951)	—	(1,919)	—
Non-GAAP gross profit	$81,613	$94,243	$273,765	$284,837

Income (loss) from operations reconciliation:
GAAP income (loss) from operations	$(46,826)	$(25,600)	$(105,500)	$(68,227)
Non-GAAP adjustments:
Stock-based compensation	28,223	24,781	86,203	76,075
Amortization of intangibles	3,921	6,602	16,567	20,511
COVID-19 Canada Emergency Wage Subsidy benefit (1)	(1,623)	—	(3,309)	—
Non-GAAP income (loss) from operations	$(16,305)	$5,783	$(6,039)	$28,359

Net income (loss) reconciliation:
GAAP net income (loss)	$(36,633)	$(31,038)	$(65,475)	$(65,973)
Non-GAAP adjustments:
Stock-based compensation	28,223	24,781	86,203	76,075
Amortization of intangibles	3,921	6,602	16,567	20,511
Amortization of debt discount and issuance costs	3,429	3,244	10,143	9,598
Changes in fair value of strategic investment (3)	—	10,672	—	10,672
COVID-19 Canada Emergency Wage Subsidy benefit (1)	(1,623)	—	(3,309)	—
Tax impact of non-GAAP adjustments (2)	(10,532)	(6,559)	(33,907)	(14,645)
Non-GAAP net income (loss)	$(13,215)	$7,702	$10,222	$36,238

Tax provision (benefit) reconciliation:
GAAP tax provision (benefit)	$(8,073)	$(5,351)	$(32,999)	$(7,773)
Non-GAAP adjustments:
Stock-based compensation	(5,566)	3,295	(19,719)	11,824
Amortization of intangibles	(773)	878	(4,071)	3,197
Amortization of debt discount and issuance costs	(676)	431	(2,403)	1,489
Changes in fair value of strategic investment (3)	—	1,418	—	1,418
COVID-19 Canada Emergency Wage Subsidy benefit (1)	320	—	(139)	—
Tax impact of non-GAAP adjustments (2)	17,227	537	60,239	(3,283)
Non-GAAP tax provision (benefit)	$2,459	$1,208	$908	$6,872

(1) Effective the second fiscal quarter of 2021, the COVID-19 Canada Emergency Wage Subsidy benefit was included as a non-GAAP adjustment.
(2) Adjustments reflect the tax benefit (provision) resulting from all non-GAAP adjustments.
(3) Effective the third fiscal quarter of 2020, changes in fair value of strategic investments are excluded from non-GAAP measures. Prior to the third fiscal quarter of 2020, there were no changes in fair value of strategic investments in any periods presented.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited, in thousands except per share amounts)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP financial measures for the periods indicated below:
	Three Months Ended April 30,		Nine Months Ended April 30,
	2021	2020	2021	2020

Net income (loss) per share reconciliation:
GAAP net income (loss) per share — diluted	$(0.44)	$(0.37)	$(0.78)	$(0.80)
Non-GAAP adjustments:
Stock-based compensation	0.34	0.30	1.04	0.92
Amortization of intangibles	0.05	0.08	0.21	0.25
Amortization of debt discount and issuance costs	0.04	0.04	0.12	0.12
Changes in fair value of strategic investment (4)	—	0.13	—	0.13
COVID-19 Canada Emergency Wage Subsidy benefit (3)	(0.02)	—	(0.04)	—
Tax impact of non-GAAP adjustments (1)	(0.13)	(0.08)	(0.41)	(0.18)
Non-GAAP dilutive shares excluded from GAAP net income (loss) per share calculation (2)	—	(0.01)	(0.02)	(0.02)
Non-GAAP net income (loss) per share — diluted	$(0.16)	$0.09	$0.12	$0.42

Shares used in computing Non-GAAP income (loss) per share amounts:
GAAP weighted average shares — diluted	83,600,327	83,024,291	83,693,045	82,701,267
Non-GAAP dilutive shares excluded from GAAP income (loss) per share calculation (2)	—	486,398	807,361	798,189
Pro forma weighted average shares — diluted	83,600,327	83,510,689	84,500,406	83,499,456

(1) Adjustments reflect the impact on the tax benefit (provision) resulting from all non-GAAP adjustments.
(2) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP net income (loss) per share, as they would have an anti-dilutive effect. However, these shares have a dilutive effect on non-GAAP net income (loss) per share and, therefore, are included in the non-GAAP net income (loss) per share calculation.
(3) Effective the second fiscal quarter of 2021, the COVID-19 Canada Emergency Wage Subsidy benefit was included as a non-GAAP adjustment.
(4) Effective the third fiscal quarter of 2020, changes in fair value of strategic investments are excluded from non-GAAP measures. Prior to the third fiscal quarter of 2020, there were no changes in fair value of strategic investments in any periods presented.

	Nine Months Ended April 30,
	2021	2020
Free cash flow:
Net cash provided by (used in) operating activities	$3,233	$5,907
Purchases of property and equipment	(12,412)	(18,966)
Capitalized software development costs	(7,619)	(3,273)
Free cash flow	$(16,798)	$(16,332)

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Outlook
The following tables reconcile the specific items excluded from GAAP outlook in the calculation of non-GAAP outlook for the periods indicated below:
(in $ millions)	Fourth Quarter Fiscal Year 2021			Fiscal Year 2021
Income (loss) from operations outlook reconciliation:
GAAP income (loss) from operations	$(11)	—	$(5)	$(117)	—	$(111)
Non-GAAP adjustments:
Stock-based compensation	28	—	28	114	—	114
Amortization of intangibles	3	—	3	20	—	20
COVID-19 Canada Emergency Wage Subsidy benefit	—	—	—	(3)	—	(3)
Non-GAAP income (loss) from operations	$20	—	$26	$14	—	$20